UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

Hess Midstream LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-39163	No. 84-3211812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 McKinney Street

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 496-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

In connection with the pending acquisition of Global Infrastructure Management, LLC (“GIP”) by BlackRock, Inc. (the “Acquisition”), on May 16, 2024, the Audit Committee (the “Committee”) of the board of directors of Hess Midstream GP LLC (“GP LLC”), the general partner of Hess Midstream GP LP, a Delaware limited partnership and the general partner of Hess Midstream LP (the “Company”), approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2024 and dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. It is expected that, upon the consummation of the Acquisition, EY would no longer meet the requirements to be considered independent under the Securities and Exchange Commission’s (“SEC”) auditor independence rules and accounting guidance applicable to the Company.

The audit report of EY on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through May 16, 2024, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) and requested that EY furnish a letter addressed to the SEC stating whether EY agrees with the statements made herein. A copy of EY’s letter, dated May 16, 2024, is filed as Exhibit 16.1 to this Report. EY has informed the Company that it will cooperate and assist with an orderly transition of audit firms, including delivering comfort letters, consents and other documents as reasonably requested by the Company and agreed to by EY pursuant to new engagement letters and responding fully to any inquiries of the successor auditor.

During the most recent fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through May 16, 2024, neither the Company nor anyone acting on its behalf has consulted with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided to the Company by PwC that was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated May 16, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS MIDSTREAM LP

	By:	Hess Midstream GP LP,
its general partner

	By:	Hess Midstream GP LLC,
its general partner

Date: May 16, 2024	By:	/s/ Jonathan C. Stein
	Name:	Jonathan C. Stein
	Title:	Chief Financial Officer

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